Morgan Stanley Institutional Fund, Inc.

International Opportunity Portfolio

Summary Prospectus   |   April 29, 2022

Share Class and Ticker Symbol
Class IR
MRNPX

Before you invest, you may want to review the Fund’s statutory prospectus (“Prospectus”), which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and the most recent Annual and Semi-Annual Reports to Shareholders (“Shareholder Reports”), online at www.morganstanley.com/im/MSIFInternationalOpportunityIR. You can also get this information at no cost by calling toll-free 1-866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com. The Fund’s Prospectus and SAI, both dated April 29, 2022 (as may be supplemented from time to time), are incorporated by reference into this Summary Prospectus.

Investment Objective

The International Opportunity Portfolio (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell Class IR shares of the Fund. The Fund does not charge any sales loads or other fees when you purchase Class IR shares. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)

Class IR
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or net asset value per share (“NAV”) at redemption)	None
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class IR
Advisory Fee[1]	0.76%
Distribution and/or Shareholder Service (12b-1) Fee	None
Other Expenses[2]	0.12%
Total Annual Fund Operating Expenses	0.88%

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

International Opportunity Portfolio (Con’t)

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class IR	$ 90	$ 281	$ 488	$ 1,085

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class IR	$ 90	$ 281	$ 488	$ 1,085
1	“Advisory Fee” includes the management fee of a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to waive or credit a portion of the advisory fee in an amount equal to the management fee paid to the Adviser by the Subsidiary.
2	“Other Expenses” include expenses of the Fund’s and Subsidiary’s most recent fiscal year.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Adviser and/or Sub-Adviser seeks to achieve the Fund’s investment objective by investing primarily in established and emerging companies on an international basis, with capitalizations within the range of companies included in the MSCI All Country World ex USA Index.

The Adviser and/or Sub-Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the Adviser and/or Sub-Adviser seeks high quality established and emerging companies that the Adviser and/or Sub-Adviser believes are undervalued at the time of purchase. Fundamental research drives the investment process. The Adviser and/or Sub-Adviser typically favors companies it believes have sustainable competitive advantages that can be monetized through growth. The investment process integrates analysis of sustainability with respect to disruptive change, financial strength, environmental and social externalities and governance (also referred to as ESG). The Adviser and/or Sub-Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Adviser and/or Sub-Adviser views incorporating ESG-related potential risks and opportunities within the investment process as important to ensure long-term stewardship of capital. Over extended time horizons, the Adviser and/or Sub-Adviser believes that ESG risks are more likely to materialize and externalities not borne by the company are more likely to be priced into the value of securities. Since ESG risks could potentially impact the risk and reward profile of investment opportunities, the Adviser and/or Sub-Adviser typically engages company management in constructive discussions on a range of ESG issues the Adviser and/or Sub-Adviser deems materially important.

The Fund may invest in China A-Shares (shares of publicly traded companies based in mainland China) listed and traded on the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect program, as well as China A-Shares listed and traded on the Shenzhen-Hong Kong Stock Connect program (collectively, “Stock Connect”).

The Fund may also invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of depositary receipts with respect to issuers located or operating outside of the United States. The Fund may invest in equity securities. The Fund may also invest in privately placed and restricted securities.

The Fund invests primarily in securities of companies located in Europe, Japan, Asia, the Pacific Basin, Latin America, the Middle East and Africa. The Fund may also invest in securities of companies located in the United States to a limited extent.

Principal Risks

There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

International Opportunity Portfolio (Con’t)

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions or other similar measures may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar measures could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities, negatively impact the value or liquidity of the Fund’s investments, significantly delay or prevent the settlement of the Fund’s securities transactions, force the Fund to sell or otherwise dispose of investments at inopportune times or prices, or impair the Fund’s ability to meet its investment objective or invest in accordance with its investment strategies.

•	China Risk. Investments in securities of Chinese issuers, including A-shares, involve risks associated with investments in foreign markets as well as special considerations not typically associated with investments in the U.S. securities markets. For example, the Chinese government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, the Chinese government has taken actions that influenced the prices at which certain goods may be sold, encouraged companies to invest or concentrate in particular industries, induced mergers between companies in certain industries and induced private companies to publicly offer their securities. Investments in China involve risk of a total loss due to government action or inaction. Additionally, the Chinese economy is export-driven and highly reliant on trade. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and the Fund’s investments. Moreover, a slowdown in other significant economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact the Fund’s investments. In addition, certain securities are, or may in the future, become restricted, and the Fund may be forced to sell such restricted securities and incur a loss as a result.

Risks of Investing through Stock Connect. The Fund may invest in A-shares listed and traded through Stock Connect, or on such other stock exchanges in China which participate in Stock Connect from time to time or in the future. Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. Moreover, Stock Connect A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. The Stock Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

International Opportunity Portfolio (Con’t)

Variable Interest Entities. Chinese operating companies sometimes rely on variable interest entity (“VIE”) structures to raise capital from non-Chinese investors because of Chinese government limitations or prohibitions on direct foreign ownership in certain industries. In a VIE structure, a series of contractual arrangements are entered into between a holding company domiciled outside of China and a Chinese operating company or companies, which are intended to mimic direct ownership in the operating company, but in many cases these arrangements have not been tested in court and it is not clear that the contracts are enforceable or that the structures will otherwise work as intended. The offshore holding company, which is not a Chinese operating company, then issues exchange-traded shares that are sold to the public, including non-Chinese investors (such as the Fund). Shares of the offshore entity purchased by the Fund would not be equity ownership interests in the Chinese operating company and the Fund’s interest would be subject to legal, operational and other risks associated with the company’s use of the VIE structure. For example, at any time the Chinese government could determine that the contractual arrangements constituting part of the VIE structure are unenforceable or do not comply with applicable law or regulations, these laws or regulations could change or be interpreted differently in the future, and the Chinese government may with no advance notice otherwise intervene in or exert influence over VIE structures or the related Chinese operating companies. If any of these or similar risks or developments materialize, the Fund’s investment in the offshore entity may suddenly and significantly decline in value or become worthless because of, among other things, difficulty enforcing (or the inability to enforce) the contractual arrangements or materially adverse effects on the Chinse operating company’s performance. In these circumstances, the Fund could experience significant losses with no recourse available. From time to time, the Fund’s investments in U.S.-listed shell companies relying on VIE structures to consolidate China-based operations could be significant.

•	Liquidity. The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•	Focused Investing. To the extent that the Fund invests in a limited number of issuers, the Fund will be more susceptible to negative events affecting those issuers and a decline in the value of a particular instrument may cause the Fund’s overall value to decline to a greater degree than if the Fund were invested more widely.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

•	Private Placements and Restricted Securities. The Fund’s investments may include privately placed securities, which are subject to resale restrictions. These securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class R6 shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one and five year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free 1-800-548-7786.

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

International Opportunity Portfolio (Con’t)

Annual Total Returns—Calendar Years

High Quarter	06/30/20	34.05%
Low Quarter	12/31/18	-15.02%

Average Annual Total Returns

(for the calendar periods ended December 31, 2021)

	Past One Year	Past Five Years	Since Inception
Class R6[1] (commenced operations on 9/13/2013 )
Return Before Taxes[1]	-5.13%	21.93%	15.96%
Return After Taxes on Distributions[1],[2]	-5.62%	21.70%	15.55%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-2.71%	18.01%	13.22%
Class IR (commenced operations on 6/15/2018)
Return Before Taxes	-5.13%	N/A	13.40%
MSCI All Country World ex USA Net Index (reflects no deduction for fees, expenses or taxes)[3]	7.82%	9.61%	5.78%[4]
Lipper International Multi-Cap Growth Funds Index (reflects no deduction for taxes)[5]	8.28%	11.44%	6.85%[4]
1	Class R6 shares are not offered in the Prospectus.
2	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
3	The MSCI All Country World ex USA Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index.
4	Since Inception reflects the inception date of Class R6.
5	The Lipper International Multi-Cap Growth Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Multi-Cap Growth Funds classification. There are currently 30 funds represented in this index.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s Class IR shares will vary from Class R6 shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Sub-Adviser. Morgan Stanley Investment Management Company.

Portfolio Managers. The Fund is managed by members of the Global Opportunity team. Information about the member primarily responsible for the day-to-day management of the Fund is shown below:

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

International Opportunity Portfolio (Con’t)

Name	Title with Adviser or Sub-Adviser	Date Began Managing Fund
Kristian Heugh	Managing Director of the Sub-Adviser	Since inception

Purchase and Sale of Fund Shares

To purchase Class IR shares, an investor must meet a minimum initial investment of $5 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades through an intermediary that combines its clients’ assets in a single omnibus account, whether or not such plan is qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”

Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Class IR shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Class IR shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information. For additional information about the Fund’s revenue sharing arrangements for Class IR shares, see the section of the Statement of Additional Information entitled “Revenue Sharing.”

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